UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: December 19, 2003



                                   MIDAS, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


              01-13409                                      36-4180556
--------------------------------                  -------------------------
(Commission File Number)                       (IRS Employer Identification No.)


1300 Arlington Heights Road,   Itasca, Illinois                60143
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(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (630) 438-3000

Item 12. Results of Operations and Financial Condition
         Press release: Midas meets $33 million term debt reduction target; will reclaim 500,000 warrants (See Exhibit 99.1)

NOTE: The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 19, 2003              MIDAS, INC.

                                      By:      /s/ William M. Guzik
                                               --------------------
                                               William M. Guzik
                                               Chief Financial Officer

INDEX TO EXHIBITS:


Exhibit
Number                       Description
-------                      ------------

99.1 Press release: Midas meets $33 million term debt reduction target; will reclaim 500,000 warrants